UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RWT	New York Stock Exchange
10% Series A Fixed-Rate Reset Cumulative Redeemable Preferred Stock, par value $0.01 per share	RWT PRA	New York Stock Exchange
9.125% Senior Notes Due 2029	RWTN	New York Stock Exchange
9.00% Senior Notes Due 2029	RWTO	New York Stock Exchange
9.125% Senior Notes Due 2030	RWTP	New York Stock Exchange

Item 8.01	Other Events.

Joint Venture and Secured Financing Facility

On October 28, 2025, Redwood Trust, Inc. (“Redwood”) announced an expansion of its strategic capital partnership with Canada Pension Plan Investment Board (“CPP Investments”), including an extension of the commitment period for the joint venture, an upsize and extension of the secured revolving financing facility, and amendments to outstanding warrants previously issued to CPP Investments in March 2024 in connection with the initial closing of the strategic capital partnership (the “Amended Warrants”). The joint venture commitment period was extended for an additional 18 months, until September 2028. The secured revolving financing facility was upsized to $400 million from $250 million and the term was extended until March 2027, with an optional 18-month extension, at Redwood’s option, until September 2028. The Amended Warrants were amended to extend the expiration date of the exercise period for 18 months, until September 2030, and to re-strike the exercise price for the warrants at a price of $6.96 per share, a 20% premium to the trailing 30-day volume-weighted average price of Redwood common stock.

The above description of the Amended Warrants is a summary and is not complete. A copy of the First Amendment to Warrant Agreement, dated October 28, 2025, between Redwood and CPP Investments (the “Amendment”), is filed as exhibit 4.1 to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the Amendment set forth in such exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	First Amendment to Warrant Agreement, dated October 28, 2025, between Redwood and CPP Investments
Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2025	REDWOOD TRUST, INC.

By:	/s/ Andrew P. Stone
	Name:	Andrew P. Stone
	Title:	Executive Vice President, Chief Legal Officer, and Secretary